FIXED TERM CERTIFICATE OF DEPOSIT IN US DOLLARS
US$6,000,000
Bp - BANPAÍS.
No. 7309

Certificate No.               32-300-000275-3
Branch:                          300- AGENCIA SUCURSAL TEGUCIGALPA
Sum:                               6,000,000.00
Currency:                      US DOLLARS
Annual Rate:                5.875%
Issued on:                     Monday, March 15, 2010-05-31
Renewal:                       (blank)
Expiration:                     Monday, March 14, 2011

We received from:       PRICESMART HONDURAS S.A. DE C.V.

The sum of:                   SIX MILLION and 00/100 US$

As a deposit, which we promise top ay to your name and upon the expiration in our offices, against the submittal and delivery of this Certificate of Deposit.

Payable to:                                THEMSELVES                                on Monday, March 14, 2011.

An annual interest rate of 3.875%, for the above referred to sum, shall be paid EACH MONTH by means of payment to ACCOUNT NO. 02-001-00205-1.

The obligations of Banco del País, .S.A. are exclusively those herein consigned.
Issued in the city of TEGUCIGALPA on March 15, 2010.

(Illegible signature).                                                                                     (Illegible Signature)
Authorized Signature                                                      NON NEGOTIABLE                                           Authorized Signature.

(REVERSE SIDE OF THE CERTIFICATE OF DEPOSIT)

(Typewritten on the margin of the page):  Signature (Illegible). ENDORSEMENT AS SECURITY IN FAVOR OF BANCO DEL PAÍS, S.A. SUSAN ANDREA ALTAMIRANO CISNEROS, ENDORSING PARTY

TEGUCIGALPA HONDURAS, March 16, 2010.

CONDITIONS FOR THIS DEPOSIT

1.- Banco del País, S.A., is hereby authorized to automatically renew this certifícate, upon its expiration, if no notice to the contrary has been received, in the event of automatic renewal, the interest rate shall be modified to the effective rate set by the Bank.

2. If the Bank should decide not to renew this deposit upon its expiration, it shall notify the client and as of that time, all the consigned securities shall be available to the client, and such values shall be registered as “Expired Term Deposits” and shall not accrue interests as of the reclassification of this account.

3. This deposit may be cancelled before it expires by mutual agreement between the Client and the Bank, in which event the agreed on interest rate shall be established in accordance with the penalty rates set by the Bank.

4. This deposit is essentially a Commercial deposit and shall also be governed by the provisions corresponding to the Code of Commerce.